1997 Semi-AnnualReport
         Contents
         1 President's Report
         Investment Management Reports and Schedules of Investments 2 Transamerica Premier Equity Fund 4 Transamerica Premier Index Fund 12 Transamerica Premier Bond Fund 14 Transamerica Premier Balanced Fund 16 Transamerica Premier Cash Reserve Fund Financial Statements 18 Statements of Assets and Liabilities 19 Statements of Operations 20 Statements of Changes in Net Assets 22 Financial Highlights 25 Notes to Financial Statements



         President's Report

         Dear Fellow Shareholders:
         In October 1995, we launched the Transamerica Premier Funds. One of our goals is to provide individual investors with investment expertise from some of the best money managers in the industry. We are proud to report that the Transamerica Premier Funds are continuing to provide excellent returns.
               The Premier  Equity  Fund leads the  Transamerica  Premier  Funds group in performance and assets. It ranked second among 734 growth stock funds.*
               The Premier Index Fund took seventh place among 59 funds in the S&P 500 Index category.* The Premier Balanced Fund ranked number one among 303 balanced funds.* The Premier Cash Reserve Fund was ninth among 292 money market funds.*
                  When the Transamerica Premier Funds were introduced to the public, we made the commitment to provide exceptional products and services to meet the needs of our shareholders. To that end, we have added two new equity funds to our fund family: the Premier Aggressive Growth and Premier Small Company Funds. Introduced on July 1, both seek to maximize long-term capital appreciation and growth, but each has its own structure and investment approach.
                  Below is the third-quarter Investment Outlook from the Funds' Investment Adviser, Transamerica Investment Services. I hope you will find it to be an informative update on the overall trends in the stock market.
                  As our exceptional performance makes headlines in major publications, and Transamerica becomes known for its outstanding mutual fund products, you may want to review all of the funds offered by Transamerica Premier Funds. Whether your financial goals call for capital appreciation, added diversification, a steady income stream, or instant liquidity, we have a fund that will meet your needs. For more information, please call 1-800-89-ASK-US (1-800-892-7587).
                  Thank you for your continued interest in the Transamerica Premier Funds.

         Sincerely,
         Nicki Bair
         President
         *Source: Lipper Analytical Services, Inc., for one-year period ending
          June 30, 1997.
          Past performance is no guarantee of future results.


         Investment Adviser Outlook
         Our enthusiasm and optimism regarding the financial markets continues into the second half of 1997 and beyond. Despite more than six years of economic expansion, the price indexes show little sign of inflation. While reported inflation is 21/2% at the consumer level, it is virtually nonexistent at the wholesale level.
                  Relative to current rates of inflation, short-term interest rates remain high, reflecting the Federal Reserve's predilection to a tighter monetary policy. Despite the Fed's continued fixation about growth leading to inflation, its concerns are not likely to be realized.
                  The  stock  market  has just  completed  one of its  strongest quarters on record, with overall growth of close to 17% dimming memories of the 10% correction that lasted from February to April 1997. Persistently rising corporate profits and the absence of inflation are supplying very powerful fuel for the equity market. Throughout the economy, corporate restructuring and investments in technology have produced substantial advances in earnings and cash flow. Businesses have been consistently lowering their cost structures and expanding profit margins, establishing ongoing process engineering as standard operating procedure for successfully competing in the low-inflation environment that we expect will continue.
                  Rising stock market valuations are reflecting these very positive economic developments. Without evidence of inflationary threats, and with the prospect of significant interest rate declines over the next several years, valuation levels should continue to be high. Companies with unique businesses and strong management are always attractive investments, and the technology, financial services, corporate services, and leisure industries are areas of anticipated growth.

         Transamerica Premier Equity Fund
         Portfolio Manager, Glen E. Bickerstaff

         Fund Performance
         The Premier Equity Fund performed extraordinarily well during the first half of 1997. The Fund's total return for the six-month period ending June 30, 1997 was 29.96%, in comparison to a 20.61% advance by the S&P 500 for the same period. Since its inception, the Fund has earned an annualized total return of 33.05%, while the S&P 500 has returned an annualized 29.55%. For the 12-month period ended June 30, 1997, the Fund ranked #2 among 734 growth funds in the country, according to Lipper Analytical Services, Inc.

         Portfolio Manager Comments
         Rising corporate profits and the almost non-existent inflation in the United States continue to provide very powerful fuel for the equity market engine. Throughout the economy, top-line sales growth is being converted to bottom-line profitability as corporate restructuring and investments in technology produce substantial advances in productivity. These essential strategies have allowed businesses to lower cost structures and expand profit margins, and will become standard operating procedure for successfully competing in the low-inflation environment we expect to continue.

         Portfolio Asset Mix
         As of June 30, 1997, the Fund consisted of:
         [CHART GOES HERE]
         Common Stocks              93.8%
         Cash and Cash Equivalents  6.2%
         Total                              100.0%

         Going Forward
         Rising stock market valuations are reflecting the very positive economic developments already noted. Moderate economic growth with low inflation offer ideal conditions for continued growth in corporate profits and sustainable valuation levels. In fact, we see no evidence of inflationary threats, and believe that valuation levels should continue to be high, with the prospect of significant interest rate declines over the next several years.
                  We will continue to focus our proprietary research efforts on discovering additional high-quality companies with superior management and other inherent advantages over their competitors. Companies with these characteristics offer exceptional opportunities for growth for investors with a long-term perspective. The Premier Equity Fund has assets committed to areas positioned for strong future growth including the technology, financial services, corporate services, leisure and health care industries.
                  Thank you for your continued investment in the Transamerica Premier Equity Fund.

         Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Equity Fund With The S&P
         500 Index**

         [CHART GOES HERE]

         Total Returns                      Annualized                 One Year
         as of June 30, 1997                Since Inception*  Total Return
         Premier Equity Fund                33.05%            51.38%
         S&P 500 Index              29.55%           34.70%


         Premier Equity Fund ($16,472 at 6/30/97)
         S&P 500 Index ($15,722 at 6/30/97)

         The Standard & Poor's 500 Composite Stock Price Index (S&P 500) consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
          *       October 2, 1995.
         ** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

         Transamerica Premier Equity Fund
         Schedule of Investments - June 30, 1997 (unaudited)

                                                                                Market
                                                              Shares            Value
         Common Stocks - 93.8%
         Banking - 1.5%
         Wells Fargo & Company                       3,000           $  808,500
         Broadcasting - 1.8%
         HSN, Inc. (a)                                        30,000            937,500
         Business Services - 10.9%
         CUC International, Inc. (a)                          30,000            774,375
         Envoy Corporation (a)                       75,000            2,493,750
         First Data Corporation                      30,000            1,318,125
         Paychex, Inc.                                        30,000            1,140,000
                                                                                5,726,250
         Chemicals - 4.5%
         BetzDearborn, Inc.                                   19,000            1,254,000
                                                                                Market
                                                              Shares            Value
         Minerals Technologies Inc.                  30,000            1,125,000
                                                                                2,379,000
         Computers & Business Equipment - 10.7%
         Cisco Systems, Inc. (a)                     14,000            939,750
         Dell Computer Corporation (a)               40,000            4,697,500
                                                                                5,637,250
         Containers & Glass - 2.5%
         Crown Cork & Seal Company, Inc.             25,000            1,335,938
         Drugs & Health Care - 5.3%
         Alternative Living Services, Inc. (a)                75,000            1,682,812
         Centocor, Inc. (a)                                   35,000            1,087,188
                                                                                2,770,000
         Electronics - 7.5%
         Applied Materials, Inc. (a)                          30,000            2,124,375
         Intel Corporation                           13,000            1,843,562
                                                                                3,967,937
         Financial Services - 15.3%
         Charles Schwab Corporation                  50,000            2,034,375
         Franklin Resources, Inc.                    20,000            1,451,250
         Merrill Lynch & Company, Inc.               22,000            1,311,750
         MoneyGram Payment Systems, Inc. (a)110,000  1,732,500
         T. Rowe Price Associates, Inc.              30,000            1,548,750
                                                                                8,078,625
         Hotels & Restaurants - 7.6%
         Host Marriott Corp. (a)                     35,000            623,437
         Marriott International, Inc.                         14,000            859,250
         Mirage Resorts, Incorporated (a)            100,000  2,525,000
                                                                                4,007,687
         Industrial Machinery - 3.8%
         Briggs & Stratton Corporation               20,000            1,000,000
         Illinois Tool Works, Inc.                   20,000            998,750
                                                                                1,998,750
         Insurance - 4.1%
         20th Century Industries                     75,000            1,575,000
         American International Group, Inc.          4,000             597,500
                                                                                2,172,500
         Leisure Time - 3.1%
         Speedway Motorsports, Inc. (a)              35,000            $761,250
         The Walt Disney Company                     11,000            882,750
                                                                                1,644,000
         Retail Grocery - 8.6%
         Smith's Food & Drug Centers, Inc.           85,000            4,558,125
         Software - 6.6%
         Broderbund Software, Inc. (a)               25,000            617,188
                                                                                Market
                                                              Shares            Value
         Microsoft Corporation (a)                   17,000            2,148,375
         Transaction Systems Architects, Inc. (a)    20,000            690,000
                                                                                3,455,563
         Total Common Stocks
         (cost $32,633,245)                                                     49,477,625
         Repurchase Agreement - 8.3%
         State    Street  Bank  and  Trust   Company,   4.75%,   due   07/01/97,
                  (collateralized  by $3,890,000 par value U.S.  Treasury Bonds,
                  7.875%, due 02/15/21, with a
                  value of $4,468,003, cost $4,377,000)    $4,377,000                4,377,000
         Total Investments - 102.1%
         (cost $37,010,245)*                                                    53,854,625
         Liabilities in Excess of
                  Other Assets - (2.1)%                                         (1,117,683)
         Net Assets - 100.0%                                           $        52,736,942


         (a) non-income producing security

         * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $17,291,892 and $447,512, respectively. Net unrealized appreciation for tax purposes is $16,844,380. See notes to financial statements

         Transamerica Premier Index Fund
         Portfolio Manager, Christopher J. Bonavico

         Fund Performance
         The Premier Index Fund earned a total return of 20.50% for the six-month period ending June 30, 1997, in comparison to a total return of 20.61% for the S&P 500 Index. Since the Fund's inception on October 2, 1995, it has earned an annualized total return of 29.02%, relative to a 29.55% annualized return for the S&P 500. For the one-year period ended June 30, 1997, the Fund ranked seventh among 59 S&P 500 index funds as tracked by Lipper Analytical Services, Inc.
                  While we are proud of our top 10 ranking, we view the Fund's performance as simply consistent with its long term goal. The Fund is carefully managed to provide the total return of the S&P 500 Index, and although it may not match the index precisely, in general, when the S&P 500 is rising, the value of shares in the Fund should also rise. Conversely, when the market is declining, the value of Fund shares should also decline. To accomplish this tracking, the Fund invests in stocks that mirror the S&P 500 Index, as well as in stock index futures and fixed income investments. These asset classes are managed to best provide the total return of the S&P 500 over time.

         Portfolio Manager Comments
         The equity markets have provided handsome returns to investors during the first six months of 1997. The economic expansion that began more than six years ago continues to fuel corporate sales and profit growth, while overall inflation remains subdued. The drive to raise productivity and reduce costs at many firms has allowed corporate profits to expand with very little increase in the pricing of products and services. In particular, companies that provide tools to help raise corporate productivity, especially technology companies, have benefited greatly from this trend.
                  Inflation has remained modest throughout this economic expansion, in large part due to the productivity revolution. Due to the benign inflation environment, investors increased their valuations of common stocks. Stock market returns are also benefiting from continued high merger and acquisition activity.

         Portfolio Asset Mix
         As of June 30, 1997, the Fund consisted of:
         [CHART GOES HERE]
         Common Stocks              71.6%
         Cash and Cash Equivalents  28.4
         Total                              100.0%

         Going forward
         We expect positive equity returns to continue in the current economic environment. While the stock market has appreciated significantly this year, we encourage investors to take a long-term view. While the earnings performance of individual companies is important to overall stock valuations, the broader long-term trend of lower inflation and interest rates supports higher overall equity market values. In this lower inflation environment, bond yields should decline and equity returns should continue to be attractive for long-term investors.
                  Thank you for your continued investment in the Transamerica Premier Index Fund.


         The Transamerica Premier Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation.

         Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Index Fund With The S&P
         500 Index**

         [CHART GOES HERE]

 Total Returns                      Annualized                         One Year
 as of June 30, 1997                Since Inception*           Total Return
 Premier Index Fund                 29.02%                     34.42%
 S&P 500 Index             29.55%                     34.70%

         Premier Index Fund ($15,611 at 6/30/97)
         S&P 500 Index ($15,722 at 6/30/97)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
          *       October 2, 1995.
         ** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

         Transamerica Premier Index Fund
         Schedule of Investments - June 30, 1997 (unaudited)
                                                                                Market
                                                              Shares            Value
         Common Stocks - 71.6%
         Aerospace & Defense - 1.2%
         Boeing Company             1,010   $        53,593
         Computer Sciences Corporation (a)           80                5,770
         General Dynamics Corporation                90                6,750
         Lockheed Martin Corporation                          285               29,515
         McDonnell Douglas Corporation               322               22,057
         Northrop Grumman Corporation                71                6,235
         TRW Inc.                                    188               10,681
         United Technologies Corporation             350               29,050
                                                                                163,651
         Agricultural Machinery - 0.1%
         Deere & Company                             377               20,688
         Air Travel - 0.2%
         AMR Corporation (a)                                  109               10,083
         Delta Air Lines, Inc.                                73                5,986
                                                                                Market
                                                              Shares            Value
         Southwest Airlines Company                  206               5,330
         US Airways Group Inc. (a)                   90                3,150
                                                                                24,549
         Aluminum - 0.3%
         Alcan Aluminum Ltd.                                  322               11,169
         Aluminum Company of America                 254               19,145
         Reynolds Metals Company                     91                6,484
                                                                                36,798
         Apparel & Textiles - 0.3%
         Brown Group, Inc.                           26                486
         Fruit of the Loom, Inc. (a)                          109               3,379
         Liz Claiborne, Inc.                                  106               4,942
         Nike, Inc.                                           410               23,934
         Reebok International Ltd.                   72                3,366
         Russell Corporation                                  56                1,659
         Springs Industries, Inc.                    29                1,530
         Stride Rite Corporation                     71                914
         VF Corporation                              91                7,712
                                                                                47,922
         Auto Parts - 0.2%
         Dana Corporation                            145               5,510
         Eaton Corporation                           111               9,692
         Echlin, Inc.                                         88                3,168
         Genuine Parts Company                       264               8,943
                                                                                27,313
         Automobiles - 1.1%
         Chrysler Corporation                                 1,082             35,503
         Ford Motor Company                                   1,533             57,871
         General Motors Corporation                  1,074             59,808
         PACCAR Inc.                                          112               5,201
                                                                                158,383
         Banking - 5.0%
         Banc One Corporation                        651               31,533
         Bank of New York Company, Inc.              574               24,969
         BankAmerica Corporation                     1,060             68,436
         BankBoston Corporation                      211      $        15,205
         Bankers Trust New York Corporation 113               9,831
         Barnett Banks, Inc.                                  272               14,280
         Citicorp                                    697               84,032
         Comerica, Inc.                                       170               11,560
         CoreStates Financial Corporation            299               16,071
         Fifth Third Bancorp                                  144               11,817
         First Bank System, Inc.                     209               17,843
         First Chicago NBD Corporation               460               27,830
                                                                                Market
                                                              Shares            Value
         First Union Corporation                     408               37,740
         Fleet Financial Group, Inc.                          380               24,035
         J.P. Morgan & Company Incorporated 269               28,077
         KeyCorp                                     339               18,942
         MBNA Corporation                            478               17,507
         Mellon Bank Corporation                     382               17,238
         National City Corporation                   209               10,973
         NationsBank Corporation                     1,140             73,530
         Norwest Corporation                                  506               28,462
         PNC Bank Corporation                        489               20,355
         Providian Financial Corporation (a)         136               4,369
         Republic New York Corporation               81                8,708
         SunTrust Banks, Inc.                                 324               17,840
         US Bancorp                                           217               13,915
         Wachovia Corporation                        244               14,228
         Wells Fargo & Company                       139               37,460
                                                                                706,786
         Broadcasting - 0.2%
         Comcast Corporation                                  344               7,353
         Viacom, Inc. (a)                            528               15,840
                                                                                23,193
         Building Construction - 0.1%
         Centex Corporation                                   41                1,666
         Fluor Corporation                           120               6,622
         Kaufman & Broad Home Corporation   46                808
         Pulte Corporation                           39                1,348
                                                                                10,444
         Business Services - 0.9%
         Automatic Data Processing, Inc.             416               19,552
         H&R Block, Inc.                             149               4,805
         Cognizant Corporation                       343               13,891
         CUC International, Inc. (a)                          541               13,965
         Deluxe Corporation                                   118               4,027
         Ecolab, Inc.                                         93                4,441
         First Data Corporation                      638               28,032
         Humana, Inc. (a)                            232               5,365
         Interpublic Group Companies, Inc.           112               6,867
         Laidlaw, Inc.                                        421               5,815
         R.R. Donnelley & Sons Company               220               8,057
         Safety-Kleen Corporation                    83                1,401
         Service Corporation International           336               11,046
                                                                                127,264
         Chemicals - 2.0%
         Air Products and Chemicals, Inc.            160      $        13,000
                                                                                Market
                                                              Shares            Value
         B.F. Goodrich Company                       76                3,292
         Dow Chemical Company                        375               32,672
         E.I. du Pont de Nemours and Company1,592             100,097
         Eastman Chemical Company                    115               7,303
         FMC Corporation (a)                                  53                4,210
         Great Lakes Chemical Corporation            93                4,871
         Hercules, Inc.                                       158               7,564
         Mallinckrodt, Inc.                                   106               4,028
         Monsanto Company                            835               35,957
         Morton International, Inc.                  211               6,370
         Nalco Chemical Company                      96                3,708
         PPG Industries, Inc.                                 276               16,042
         Praxair, Inc.                                        200               11,200
         Rohm & Haas Company                         96                8,646
         Sigma-Aldrich Corporation                   142               4,979
         Union Carbide Corporation                   197               9,271
         W.R. Grace & Company                        140               7,717
                                                                                280,927
         Communication Services - 1.4%
         Lucent Technologies, Inc.                   942               67,883
         Northern Telecom Limited                    364               33,124
         SBC Communications, Inc.                    1,318             81,551
         Tele-Communications, Inc. (a)               935               13,908
                                                                                196,466
         Computers & Business Equipment - 3.6%
         3Com Corporation (a)                                 236               10,620
         Amdahl Corporation (a)                      171               1,496
         Apple Computer, Inc.                                 177               2,522
         Bay Networks, Inc. (a)                      262               6,959
         Cabletron Systems, Inc. (a)                          206               5,832
         Ceridian Corporation (a)                    95                4,014
         Cisco Systems, Inc. (a)                     892               59,876
         Compaq Computer Corporation (a)             380               37,715
         Data General Corporation (a)                         54                1,404
         Dell Computer Corporation (a)               300               35,231
         Digital Equipment Corporation (a)           219               7,761
         EMC Corporation (a)                                  300               11,700
         Hewlett-Packard Company                     1,462             81,872
         Intergraph Corporation (a)                  66                561
         International Business                               1,630             147,006
               Machines Corporation
         Pitney Bowes, Inc.                                   217               15,082
         Seagate Technology, Inc. (a)                         300               10,556
         Sun Microsystems, Inc. (a)                  526               19,577
                                                                                Market
                                                              Shares            Value
         Tandem Computers, Inc. (a)                  168               3,402
         Tandy Corporation                           91                5,096
         Unisys Corporation (a)                      246               1,876
         Xerox Corporation                           465               36,677
                                                                                506,835
         Conglomerates - 1.4%
         Aeroquip-Vickers Inc.                                42       $        1,985
         AlliedSignal, Inc.                                   405               34,020
         Gillette Company                            756               71,631
         Harcourt General, Inc.                               104               4,953
         Minnesota Mining &                                   601               61,302
                  Manufacturing Company
         Tenneco, Inc.                                        249               11,252
         Textron, Inc.                                        244               16,195
                                                                                201,338
         Construction & Mining Equipment - 0.4%
         Case Corporation                            102               7,025
         Caterpillar, Inc.                           283               30,387
         Dover Corporation                           163               10,024
         Foster Wheeler Corporation                  57                2,309
         Harnischfeger Industries, Inc.                       67                2,781
                                                                                52,526
         Construction Materials - 0.2%
         Armstrong World Industries, Inc.            53                3,889
         Masco Corporation                           230               9,602
         Owens Corning                               73                3,148
         Sherwin-Williams Company                    244               7,534
                                                                                24,173
         Consumer Products - 0.0%
         American Greetings Corporation              107               3,972
         Containers & Glass - 0.1%
         Ball Corporation                            43                1,293
         Bemis Company, Inc.                                  76                3,287
         Crown Cork & Seal Company, Inc.             179               9,565
         Temple-Inland, Inc.                                  80                4,320
                                                                                18,465
         Cosmetics & Toiletries - 0.2%
         Alberto - Culver Company                    80                2,240
         Avon Products, Inc.                                  194               13,689
         International Flavors & Fragrances, Inc.    159               8,030
                                                                                23,959
         Depositary Receipt - 3.1%
         Standard and Poor's Depositary Receipts**   4,990             440,679
         Drugs & Health Care - 7.7%
                                                                                Market
                                                              Shares            Value
         Abbott Laboratories                                  1,126             75,160
         Allergan, Inc.                                       92                2,927
         Alza Corporation (a)                                 119               3,451
         American Home Products Corporation 896               68,544
         Amgen, Inc. (a)                             381               22,146
         Bausch & Lomb, Inc.                                  82                3,864
         Baxter International Inc.                   389               20,325
         Becton, Dickinson & Company                 184               9,315
         Beverly Enterprises, Inc. (a)                        141               2,291
         Biomet, Inc.                                         165               3,073
         Bristol-Myers Squibb Company                1,446             117,126
         Cardinal Health, Inc.                                150               8,588
         Columbia / HCA Healthcare Corporation       957      $        37,622
         Bard (C.R.), Inc.                           82                2,978
         Eli Lilly & Company                                  790               86,357
         Guidant Corporation                                  100               8,500
         HEALTHSOUTH Corporation (a)                 450               11,222
         Johnson & Johnson                           1,910             122,956
         Manor Care, Inc.                            90                2,936
         Medtronic, Inc.                             333               26,973
         Merck & Company, Inc.                       1,761             182,263
         Pfizer Inc.                                          913               109,103
         Pharmacia & Upjohn, Inc.                    722               25,090
         Schering-Plough Corporation                          1,044             49,982
         St. Jude Medical, Inc. (a)                  100               3,900
         Tenet Healthcare Corporation (a)            400               11,825
         United Healthcare Corporation               250               13,000
         US Surgical Corporation                     82                3,055
         Warner-Lambert Company                      388               48,209
                                                                                1,082,781
         Electric Utilities - 1.7%
         American Electric Power Company             267               11,214
         Baltimore Gas & Electric Company            211               5,631
         Carolina Power & Light Company              221               7,928
         Central & South West Corporation            296               6,290
         CINergy Corporation                                  225               7,833
         Consolidated Edison Company of              337               9,920
                  New York, Inc.
         Dominion Resources, Inc.                    252               9,229
         DTE Energy Company                          208               5,746
         Duke Energy Corporation                     519               24,858
         Edison International                                 643               15,995
         Entergy Corporation                                  326               8,924
         FPL Group, Inc.                             265               12,207
                                                                                Market
                                                              Shares            Value
         GPU, Inc.                                            172               6,171
         Houston Industries, Incorporated            376               8,060
         Niagara Mohawk Power Corporation (a)        207               1,772
         Northern States Power Company               98                5,072
         Ohio Edison Company                         219               4,777
         P P & L Resources, Inc.                     228               4,546
         PacifiCorp                                           420               9,240
         PECO Energy Company                         318               6,678
         PG & E Corporation                                   600               14,550
         Public Service Enterprise Group, Inc.                351               8,775
         Southern Company                            955               20,891
         Texas Utilities Company                     324               11,158
         Unicom Corporation                                   308               6,853
         Union Electric Company                      146               5,502
                                                                                239,820
         Electrical Equipment - 3.0%
         Boston Scientific Corporation (a)           249               15,298
         Cooper Industries, Inc.                     155               7,711
         Emerson Electric Company                    642               35,350
         General Electric Company                    4,786             $312,885
         General Instrument Corporation (a)          150               3,750
         General Signal Corporation                  68                2,967
         Johnson Controls, Inc.                      118               4,845
         Millipore Corporation                                64                2,816
         National Service Industries, Inc.           69                3,359
         Raychem Corporation                                  64                4,760
         W.W. Grainger, Inc.                                  73                5,708
         Westinghouse Electric Corporation           855               19,772
                                                                                419,221
         Electronics - 2.9%
         Advanced Micro Devices, Inc. (a)            188               6,768
         AMP, Inc.                                            312               13,026
         Andrew Corporation (a)                      126               3,544
         Applied Materials, Inc. (a)                          257               18,199
         DSC Communications Corporation (a) 165               3,671
         EG & G, Inc.                                         69                1,553
         Harris Corporation                                   56                4,704
         Honeywell, Inc.                             182               13,809
         Intel Corporation                           1,177             166,913
         LSI Logic Corporation (a)                   186               5,952
         Micron Technology, Inc.                     298               11,901
         Motorola, Inc.                                       845               64,220
         National Semiconductor Corporation (a)      194               5,941
         Perkin-Elmer Corporation                    62                4,933
                                                                                Market
                                                              Shares            Value
         Raytheon Company                            346               17,646
         Rockwell International Corporation          311               18,349
         Scientific-Atlanta, Inc.                    110               2,406
         Silicon Graphics, Inc. (a)                  251               3,765
         Tektronix, Inc.                                      48                2,880
         Tellabs, Inc. (a)                           254               14,192
         Texas Instruments, Inc.                     270               22,697
         Thomas & Betts Corporation                  58                3,049
                                                                                410,118
         Financial Services - 2.2%
         American Express Company                    694               51,703
         Beneficial Corporation                      76                5,401
         Charles Schwab Corporation                  300               12,206
         Chase Manhattan Corporation                 624               60,567
         Countrywide Credit Industries, Inc.         150               4,678
         Equifax, Inc.                                        200               7,438
         Federal Home Loan Mortgage Corporation      1,036             35,612
         Federal National Mortgage Association       1,564             68,229
         Green Tree Financial Corporation            197               7,018
         Household International, Inc.                        141               16,559
         Merrill Lynch & Company, Inc.               504               30,051
         Salomon, Inc.                                        152               8,455
         State Street Corporation                    200               9,250
                                                                                317,167

         Food & Beverages - 4.5%
         Archer-Daniels-Midland Company              788      $        18,518
         Campbell Soup Company                       714               35,700
         Coca-Cola Company                           3,594             242,595
         ConAgra, Inc.                                        353               22,636
         CPC International, Inc.                     208               19,201
         General Mills, Inc.                                  228               14,848
         Heinz (H.J.) Company                        530               24,446
         Hershey Foods Corporation                   222               12,279
         Kellogg Company                             312               26,715
         PepsiCo, Inc.                                        2,258             84,816
         Pioneer Hi-Bred International, Inc.         120               9,600
         Quaker Oats Company                         192               8,616
         Ralston Purina Company                      152               12,493
         Sara Lee Corporation                                 694               28,888
         Sysco Corporation                           263               9,600
         Unilever NV and PLC                                  229               49,922
         Whitman Corporation                                  151               3,822




                                                                                Market
                                                              Shares            Value
         Wrigley (Wm) Jr. Company                    166               11,122
                                                                                635,817
         Gas & Pipeline Utilities - 0.4%
         Coastal Corporation                                  150               7,978
         Columbia Gas System, Inc.                   78                5,089
         Consolidated Natural Gas Company            134               7,211
         Eastern Enterprises                                  29                1,006
         Enron Corporation                           361               14,733
         ENSERCH Corporation                         98                2,181
         NICOR, Inc.                                          72                2,583
         Oneok Inc.                                           39                1,255
         Pacific Enterprises                                  121               4,069
         People's Energy Corporation                          50                1,872
         Sonat, Inc.                                          123               6,304
         The Williams Companies, Inc.                219               9,581
                                                                                63,862
         Gas Exploration And Distribution - 0.2%
         Burlington Resources, Inc.                  181               7,987
         NorAm Energy Corp.                                   178               2,715
         Occidental Petroleum Corporation            456               11,428
         Oryx Energy Company (a)                     151               3,190
         Santa Fe Energy Resources, Inc. (a)         129               1,895
         Union Pacific Resources Group, Inc.         309               7,686
                                                                                34,901
         Gold & Mining - 0.4%
         Barrick Gold Corporation                    506               11,132
         Battle Mountain Gold Company                300               1,706
         Cyprus Amax Minerals Company                133               3,258
         Echo Bay Mines Ltd.                                  181               1,041
         Freeport-McMoRan Copper & Gold, Inc.        289               8,995
         Homestake Mining Company                    198               2,586
         Newmont Mining Corporation         215               8,385
         Phelps Dodge Corporation                    99       $        8,434
         Placer Dome, Inc.                           343               5,617
                                                                                51,154
         Household Appliances & Products - 1.7%
         Black & Decker Corporation                  123               4,574
         Clorox Company                              74                9,768
         Colgate-Palmolive Company                   418               27,274
         Corning, Inc.                                        328               18,245
         Maytag Corporation                                   155               4,049
         Newell Company                              227               8,995
         Procter & Gamble Company                    984               138,990
         Rubbermaid, Inc.                            226               6,724
                                                                                Market
                                                              Shares            Value
         Snap-On, Inc.                                        87                3,426
         The Stanley Works                           128               5,120
         Tupperware Corporation                      88                3,212
         Whirlpool Corporation                       106               5,784
                                                                                236,161
         Hotels & Restaurants - 0.6%
         Darden Restaurants, Inc.                    227               2,057
         HFS, Inc. (a)                                        200               11,600
         Hilton Hotels Corporation                   343               9,111
         Marriott International, Inc.                         179               10,986
         McDonald's Corporation                      995               48,071
         Wendy's International, Inc.                          170               4,410
                                                                                86,235
         Industrial Machinery - 0.6%
         Briggs & Stratton Corporation               41                2,050
         Cincinnati Milacron, Inc.                   49                1,271
         Crane Company                               64                2,676
         Cummins Engine Company, Inc.                57                4,022
         Giddings & Lewis, Inc.                      49                1,023
         Illinois Tool Works, Inc.                   336               16,779
         Ingersoll-Rand Company                      156               9,633
         ITT Industries, Inc.                                 171               4,403
         NACCO Industries Inc.                       13                734
         Pall Corporation                            164               3,813
         Parker Hannifin Corporation                          106               6,433
         Thermo Electron Corporation                          200               6,800
         Timken Company                              90                3,200
         Tyco International Ltd.                     219               15,234
                                                                                78,071
         Insurance - 3.1%
         Aegon N.V.                                           59                4,139
         Aetna Life & Casualty Company               214               21,908
         Allstate Corporation                                 641               46,793
         American General Corporation                347               16,581
         American International Group, Inc.          679               101,426
         Aon Corporation                             225               11,644
         Chubb Corporation                           250               16,719
         CIGNA Corporation                           109               19,347
         General Re Corporation                      118      $        21,476
         Hartford Financial Services Group, Inc.     171               14,150
         Jefferson-Pilot Corporation                          102               7,127
         Lincoln National Corporation                         149               9,592
         Loews Corporation                           169               16,921
         Marsh & McLennan Companies, Inc.            210               14,989
                                                                                Market
                                                              Shares            Value
         MBIA, Inc.                                           65                7,333
         MGIC Investment Corporation                 200               9,587
         Safeco Corporation                                   180               8,404
         St. Paul Companies, Inc.                    121               9,226
         Torchmark Corporation                       103               7,339
         Travelers Group, Inc.                                905               57,072
         UNUM Corporation                            208               8,736
         USF&G Corporation                           161               3,864
                                                                                434,373
         Leisure Time - 0.7%
         Brunswick Corporation                       137               4,281
         Harrah's Entertainment, Inc. (a)            147               2,683
         ITT Corporation (a)                                  171               10,441
         King World Productions, Inc.                         53                1,855
         The Walt Disney Company                     971               77,923
                                                                                97,183
         Liquor - 0.4%
         Adolph Coors Company                        54                1,438
         Anheuser-Busch Companies, Inc.              728               30,531
         Brown-Forman Corporation                    99                4,832
         The Seagram Company Ltd.                    536               21,574
                                                                                58,375
         Newspapers - 0.4%
         Dow Jones & Company, Inc.                   139               5,586
         Gannett Company, Inc.                       201               19,849
         Knight-Ridder, Inc.                                  140               6,869
         New York Times Company                      138               6,831
         Times Mirror Company                        156               8,619
         Tribune Company                             182               8,747
                                                                                56,501
         Non-Ferrous Metals - 0.1%
         Asarco, Inc.                                         61                1,868
         Engelhard Corporation                       206               4,313
         Inco, Limited                                        269               8,087
                                                                                14,268
         Oil - 5.2%
         Amerada Hess Corporation                    133               7,390
         Amoco Corporation                           712               61,899
         Ashland, Inc.                                        91                4,220
         Atlantic Richfield Company                  460               32,430
         Chevron Corporation                                  935               69,132
         Exxon Corporation                           3,558             218,817
         Kerr-McGee Corporation                      74                4,690
         Louisiana Land & Exploration Company        48       $        2,742
                                                                                Market
                                                              Shares            Value
         Mobil Corporation                           1,130             78,959
         Pennzoil Company                            66                5,065
         Phillips Petroleum Company                  376               16,450
         Royal Dutch Petroleum Company               3,072             167,040
         Sun Company, Inc.                           108               3,348
         Texaco, Inc.                                         379               41,216
         Unocal Corporation                                   354               13,740
         USX-Marathon Group                          412               11,896
                                                                                739,034
         Office Furnishings & Supplies - 0.1%
         Avery Dennison Corporation                  152               6,099
         Ikon Office Solutions, Inc.                          183               4,564
         Moore Corporation Ltd.                      143               2,815
                                                                                13,478
         Paper & Forest Products - 0.9%
         Boise Cascade Corporation                   69                2,437
         Champion International Corporation          138               7,625
         Georgia-Pacific Corporation                          132               11,269
         International Paper Company                          422               20,493
         James River Corporation                     122               4,514
         Kimberly-Clark Corporation                  798               39,700
         Louisiana-Pacific Corporation               155               3,274
         Mead Corporation                            77                4,793
         Potlatch Corporation                                 42                1,901
         Stone Container Corporation                          143               2,047
         Union Camp Corporation                      101               5,050
         Westvaco Corporation                        144               4,527
         Weyerhaeuser Company                        289               15,028
         Willamette Industries, Inc.                          79                5,530
                                                                                128,188
         Petroleum Services - 0.6%
         Baker Hughes, Inc.                                   204               7,892
         Dresser Industries, Inc.                    259               9,648
         Halliburton Company                                  164               12,997
         Helmerich & Payne, Inc.                     35                2,017
         McDermott International, Inc.               78                2,276
         Rowan Companies, Inc. (a)                   121               3,411
         Schlumberger Ltd.                           347               43,375
         Western Atlas, Inc. (a)                     76                5,567
                                                                                87,183
         Photography - 0.3%
         Eastman Kodak Company                       490               37,607
         Polaroid Corporation                                 65                3,608
                                                                                41,215
                                                                                Market
                                                              Shares            Value
         Pollution Control - 0.2%
         Browning-Ferris Industries, Inc.            305               10,141
         Waste Management, Incorporated              697               22,391
                                                                                32,532
         Publishing - 0.3%
         Dun & Bradstreet Corporation                243      $        6,379
         John H. Harland Company                     44                1,004
         Jostens, Inc.                                        55                1,471
         McGraw-Hill Companies, Inc.                 144               8,469
         Meredith Corporation                                 80                2,320
         Time Warner, Inc.                           555               26,779
                                                                                46,422
         Railroads & Equipment - 0.5%
         Burlington Northern Santa Fe                         203               18,245
         CSX Corporation                             302               16,761
         Norfolk Southern Corporation                186               18,740
         Union Pacific Corporation                   295               20,797
                                                                                74,543
         Retail - 2.7%
         AutoZone, Inc. (a)                                   200               4,713
         Charming Shoppes, Inc. (a)                  148               772
         Circuit City Stores - Circuit City Group    140               4,979
         Costco Companies, Inc. (a)                  280               9,205
         CVS Corporation                             151               7,739
         Dayton Hudson Corporation                   309               16,435
         Dillard's, Inc.                                      162               5,609
         Federated Department Stores, Inc. (a)       290               10,077
         Gap, Inc.                                            412               16,016
         Home Depot, Inc.                            683               47,084
         J.C. Penny Company, Inc.                    320               16,700
         Kmart Corporation (a)                                650               7,962
         Limited, Inc.                                        391               7,918
         Longs Drug Stores, Corporation              58                1,519
         Lowe's Companies, Inc.                      230               8,539
         May Department Stores Company               357               16,868
         Mercantile Stores Company, Inc.             53                3,336
         Nordstrom, Inc.                             116               5,691
         Pep Boys-Manny, Moe & Jack         89                3,032
         Rite-Aid Corporation                                 120               5,985
         Sears, Roebuck & Co.                                 559               30,046
         SUPERVALU, INC.                             97                3,347
         TJX Companies, Inc.                                  206               5,433
         Toys "R" Us, Inc. (a)                                393               13,755
         Wal-Mart Stores, Inc.                                3,305             111,750
                                                                                Market
                                                              Shares            Value
         Walgreen Company                            353               18,930
         Woolworth Corporation (a)                   192               4,608
                                                                                388,048
         Retail Grocery - 0.3%
         Albertson's, Inc.                           362               13,213
         American Stores Company                     210               10,369
         Fleming Companies, Inc.                     53                954
         Giant Food, Inc.                            85                2,773
         Great Atlantic & Pacific Tea Company, Inc.  55                1,495

         Kroger Company (a)                                   354      $        10,266
         Winn-Dixie Stores, Inc.                     219               8,158
                                                                                47,228
         Savings & Loan - 0.2%
         Golden West Financial Corporation           84                5,880
         Great Western Financial Corporation         196               10,535
         H.F. Ahmanson & Company                     168               7,224
                                                                                23,639
         Software - 2.2%
         Adobe Systems, Inc.                                  100               3,506
         Autodesk, Inc.                                       66                2,529
         Computer Associates International, Inc.     520               28,957
         Microsoft Corporation (a)                   1,702             215,090
         Novell, Inc. (a)                            527               3,656
         Oracle Corporation (a)                      936               47,151
         Parametric Technology Corporation (a)       200               8,513
         Shared Medical Systems Corporation          33                1,782
                                                                                311,184
         Steel - 0.2%
         Allegheny Teldyne, Inc.                     254               6,858
         Armco, Inc. (a)                             152               589
         Bethlehem Steel Corporation (a)             161               1,680
         Inland Steel Industries, Inc.                        70                1,829
         Nucor Corporation                           125               7,063
         USX-US Steel Group                                   119               4,172
         Worthington Industries, Inc.                         130               2,381
                                                                                24,572
         Telecommunications - 3.7%
         AirTouch Communications, Inc. (a)           710               19,436
         Alltel Corporation                                   271               9,062
         Ameritech Corporation                       794               53,942
         AT&T Corporation                            2,291             80,328
         Bell Atlantic Corporation                   627               47,574
         BellSouth Corporation                       1,424             66,038
                                                              Shares or
                                                              Principal         Market
                                                              Amount   Value
         Frontier Corporation                                 200               3,988
         GTE Corporation                             1,388             60,898
         MCI Communications Corporation              976               37,362
         NYNEX Corporation                           616               35,497
         Sprint Corporation                                   648               34,101
         U S WEST Communications Group               672               25,326
         U.S. West Media Group (a)                   675               13,669
         WorldCom, Inc. (a)                                   1,200             38,400
                                                                                525,621
         Tires & Rubber - 0.1%
         Cooper Tire & Rubber Company                120               2,640
         Goodyear Tire & Rubber Company              218               13,802
                                                                                16,442
         Tobacco - 1.3%
         Fortune Brands, Inc.                                 260      $        9,701
         Gallaher Group Plc (a)                      260               4,794
         Philip Morris Companies, Inc.               3,588             159,217
         UST, Inc.                                            277               7,687
                                                                                181,399
         Toys & Amusements - 0.1%
         Hasbro, Inc.                                         189               5,363
         Mattel, Inc.                                         396               13,414
                                                                                18,777
         Trucking & Freight Forwarding - 0.1%
         Caliber System, Inc.                                 56                2,086
         Federal Express Corporation (a)             162               9,356
         Navistar International Corporation (a)      105               1,811
         Ryder System, Inc.                                   114               3,762
                                                                                17,015
         Total Common Stocks
         (cost $7,287,580)                                             10,128,859
         Preferred Stock - 0.0%
         Aetna Life & Casualty Company               16                1,500
         Fresenius National Medical Care, Inc. (a)   140               8
         Total Preferred Stock
         (cost $1,031)                                                          1,508
         Commercial Paper - 20.9%
         Associates Corporation of North America**
                           5.55%    09/19/97         $1,500,000        1,481,265
         General Electric Capital Corporation**
                           5.55%    09/19/97         1,500,000         1,481,265
         Total Commercial Paper
         (cost $2,963,000)                                             2,962,530
                                                              Shares or
                                                              Principal         Market
                                                              Amount   Value
         U.S. Government Securities - 1.2%
         U.S. Treasury Bills**
         (cost $168,165)   4.92%    09/18/97170,000  168,076

         Repurchase Agreement - 6.6%
         State Street Bank and Trust Company,**
                  4.75%, due 07/01/97, (collateralized by
                   $830,000 par value U.S. Treasury Bonds,
                  7.875%, due 02/15/21, with a value of
                  $953,327, cost $933,000)           $933,000 $933,000
         Total Investments - 100.3%
         (cost $11,352,775)*                                                    14,193,973
         Liabilities In Excess Of
                  Other Assets - (0.3)%     (44,028)
         Net Assets - 100.0%                                                    $14,149,945

         (a)non-income producing security

           *Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,952,026 and $110,828, respectively. Net unrealized appreciation for tax purposes is $2,841,198.

         **$4,504,285 market value of securities has been pledged as collateral for initial margin for future contracts

Schedule Of Futures Contracts
  Number                   Contract         Total                    Unrealized
of Contracts               Description               Contract Value    Gain
    9                      S&P 500          $4,006,125                 $143,575
         September 1997 (Long)

See notes to financial statements

         Transamerica Premier Bond Fund
         Portfolio Manager, Sharon K. Kilmer


         Fund Performance
         The Transamerica Premier Bond Fund had a total return of 2.36% for the six-month period ending June 30, 1997. In comparison, the Lehman Brothers Government/Corporate Bond Index returned 2.74% during the same period.

         Portfolio Manager Comments
         The bond market sold off during the first quarter of 1997, as economic growth, measured by the Gross Domestic Product, exceeded everyone's expectations with a 5.9% annualized rate. In March, fearing that stronger growth would lead to increased inflation, the Federal Reserve raised short-term interest rates.
                  By the end of May, it became evident that second quarter growth had slowed substantially from previous levels. This calmed the fears of inflation hawks, and allowed the bond market to stage a small rally. We anticipate that reasonably strong economic growth (in the 3.0% area) will occur in the second half of 1997. Inflation, as measured by the Consumer Price Index, is running at 2.5% on average this year, and should continue to decline.
                  In the past five years, strong economic growth was accompanied by bond market sell-offs caused by investor fears that increased demand for goods and services would result in increased prices. Since these fears have been proven to be unfounded, we are finally beginning to see a change in the expectation that inflation must follow strong growth. As we have been predicting for several years, if this change in expectation continues, interest rates could drop substantially, despite solid GDP numbers.

         Portfolio asset mix
         As of June 30, 1997, the Fund consisted of:
         [CHAR GOES HERE]
         Corporate Bonds            77.0%
         U.S. Treasury Securities   15.8%
         Cash or Cash Equivalents   6.0%
         Other Assets                       1.2%
         Total                              100.0%

         Going Forward
         The Transamerica Premier Bond Fund will remain fully invested in longer maturity securities of high-quality companies, or in securities of companies with improving credit fundamentals. The portfolio should perform well in a low-inflation, moderate growth economic environment.
                  Thank you for your continued investment in the Transamerica Premier Bond Fund.


         Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Bond Fund With The Lehman
         Brothers Government/Corporate Bond Index**
         [CHART GOES HERE]

         Total Returns                      Annualized                 One Year
         as of June 30, 1997                     Since Inception*  Total Return
         Premier Bond Fund                  4.80%                      7.83%
         Lehman Brothers Government/
         Corporate Bond Index                 5.96%                      7.75%

         --Premier Bond Fund ($10,854 at 6/30/97)
         --Lehman Brothers Government/Corporate Bond Index ($11,066 at 6/30/97)


         The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
            *October 2, 1995.
         **Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.


         Transamerica Premier Bond Fund
         Schedule of Investments - June 30, 1997 (unaudited)

                                                                       Principal                 Market
                                                                       Amount           Value

         Corporate Bonds - 77.0%
         Aerospace & Defense - 7.3%
         Boeing Company    8.625%   11/15/31$400,000          $463,292
         Northrop Grumman Corporation
                  7.000%   03/01/06                  500,000           491,410
                                                                                                 954,702
         Air Travel - 2.7%
         AMR Corporation   9.750%   08/15/21300,000           359,952
         Automobiles - 3.3%
         General Motors Corporation
                  9.625%   12/01/00                  400,000           435,300
         Broadcasting - 2.1%
         CF Cable TV, Inc. 11.625%  02/15/05240,000           271,200
                                                                       Principal                 Market
                                                                       Amount           Value
         Drugs & Health Care - 3.2%
         American Home Products Corporation
                           7.900%   02/15/05         400,000           422,472
         Electric Utilities - 25.0%
         Cleveland Electric Illuminating Company
                           9.500%   05/15/05         500,000           537,825
         Commonwealth Edison Company
                           7.000%   07/01/05         300,000           296,244
         Connecticut Light & Power Company
                           7.750%   06/01/02         500,000           497,850
         Hydro-Quebec
                           7.375%   02/01/03         400,000           407,304
         Long Island Lighting Company
                           8.200%   03/15/23         500,000           509,150
         Pennsylvania Power & Light Company
                           8.500%   05/01/22         500,000           532,050
         Philadelphia Electric Company
                           8.750%   04/01/22         500,000           527,110
                                                     3,307,533
         Financial Services - 8.2%
         Morgan Stanley, Dean Witter, Discover and Company
                           8.875%   10/15/01         500,000           538,355
         Westinghouse Credit Corporation
                           8.875%   06/14/14         500,000           541,990
                                                     1,080,345
         Gas Exploration and Distribution - 9.9%
         Burlington Resources, Inc.
                           9.125%   10/01/21         300,000           349,857
         Gulf Canada Resources Limited
                           8.250%   03/15/17         500,000           512,500
         NorAm Energy Corp.
                           8.900%   12/15/06         400,000           446,220
                                                     1,308,577

         Industrials - 2.1%
         News America Holdings, Inc.
                           7.750%   12/01/45         $300,000          $280,803
         Liquor - 3.0%
         Anheuser-Busch Companies, Inc.
                           7.250%   09/15/15         400,000           392,028
         Petroleum Services - 3.6%
         Anadarko Petroleum Corporation
                           5.875%   10/15/03         500,000           471,580
         Retail Grocery - 4.1%
                                                                       Principal                 Market
                                                                       Amount           Value
         Ralphs Grocery Company
                           11.000%  06/15/05         500,000           545,000
         Telecommunications - 2.5%
         British Telecommunications Plc
                           9.625%   02/15/19         300,000           327,540
         Total Corporate Bonds
         (cost $10,198,668)                                                                      10,157,032
         U.S. Government Agencies - 11.7%
         Government National Mortgage Association
                           8.000%   08/15/26         787,998           806,216
                           8.000%   01/15/27         503,850           515,499
                           8.000%   09/15/26         219,965           225,050
         Total U.S. Government Agencies
         (cost $1,538,741)                                                              1,546,765
         U.S. Government Securities - 4.1%
         U.S. Treasury Bonds
         (cost $538,164)   7.500%   11/15/16500,000           534,295
         Repurchase Agreement - 6.0%
         State Street Bank and Trust Company,
                  4.75%, due 07/01/97, (collateralized by
                  $700,000 par value U.S. Treasury Bonds,
                  7.875%, due 02/15/21, with a value of
                  $804,011, cost $786,000)                    786,000           786,000
         Total Investments - 98.8%
         (cost $13,061,573)*                                                                     13,024,092
         Other Assets Less Liabilities - 1.2%                                                    157,771
         Net Assets - 100.0%                                                                     $13,181,863



         * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $76,040 and $113,521, respectively. Net unrealized depreciation for tax purposes is $(37,481).


         See notes to financial statements

         Transamerica Premier Balanced Fund
         Portfolio Managers, Sharon K. Kilmer and Jeffrey S. Van Harte


         Fund Performance
         We are pleased to report that the Premier Balanced Fund was ranked #1 among 303 balanced funds for the one-year period ended June 30, 1997 based on data from Lipper Analytical Services, Inc. The Fund's total return for the six-month period ending June 30, 1997 was 22.03%, in comparison to the 11.45% return on the benchmark index (i.e., 50% Lehman Brothers Government/Corporate Bond Index, 50% S&P 500 Index). Since the Fund's inception on October 2, 1995, it has achieved an annualized return of 23.15% versus the benchmark index return of 17.39%.
                  The Fund's extraordinary performance was achieved in large part through its holdings of high-quality growth stocks in the technology and financial services sectors, as well as its continued favorable allocation of common stock investments.

         Portfolio Managers' Comments
         Common stocks continued their remarkable outperformance in the first half of 1997. The S&P 500 registered a total return of 20.61%, while the Lehman Brother Government/Corporate Bond Index returned 2.74%. Common stocks continued to benefit from benign inflation reports and excellent earnings growth. The equity market also benefited from the growing realization that U.S. companies are dominating global markets, further assisting their growth prospects. Bond returns were modest for the first half of the year, reflecting investor concerns regarding the strong economy.


         Portfolio Asset Mix
         As of June 30, 1997, the Fund consisted of:
         [CHART GOES HERE]

         Common Stocks                      72.6%
         Bonds                                       22.7%
         Cash and Cash Equivalents          4.7%
         Total                                       100.0%

         Going Forward
         Several factors contribute to our ongoing enthusiasm about the financial markets. First and foremost, U.S. companies have become - and will continue to be - leaders on the global economic front. Second, compared to the rest of the world, the U.S. has fiscal and political matters in order. This stable political environment along with an almost nonexistent budget deficit are very positive factors. Third, the U.S. has demonstrated that growth is possible without an uptick in inflation, and the recent strength of the dollar supports this. Fourth, Americans have continued to save and invest, providing a steady flow of financial assets. And finally, the increasingly favorable prospects for a cut in our capital gains tax is positive for the financial markets in general, and particularly for common stocks.
                  Recent  economic data indicates that the U.S.  economy may not be able to maintain its current momentum. It should continue to grow, but at a slower rate than we have been experiencing. The Premier
         Balanced Fund's asset allocation will continue to emphasize common stocks. We expect bonds to do well, and growth stocks to do even better. The asset allocation for common stocks for the remainder of the year should generally range between 60-70% with the balance in bonds and cash equivalents.
                  Thank you for your  continued  investment in the  Transamerica
Premier Balanced Fund.

         Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Balanced Fund With 50% Lehman Brothers Government/Corporate Bond Index And 50% S&P 500 Index** [CHART GOES HERE]
                  Total Returns                      Annualized        One Year
                  as of June 30, 1997            Since Inception*  Total Return
         Premier Balanced Fund                       23.15%            34.51%
         50% Lehman Brothers Government/
         Corporate Bond Index
         50% S&P 500                                 17.39%            20.73%

         --Premier Balanced Fund ($14,391 at 6/30/97)
         --50% Lehman Brothers Government/Corporate Bond Index
           50% S&P 500 Index ($13,227 at 6/30/97)


         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
           *October 2, 1995.
         **Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

         Transamerica Premier Balanced Fund
         Schedule of Investments - June 30, 1997 (unaudited)


                                                              Shares or
                                                              Principal                 Market
                                                              Amount            Value

         Common Stocks - 72.6%
         Banking - 2.0%
         Wells Fargo & Company                       1,500    $                 404,250
         Business Services - 3.6%
         First Data Corporation                      17,000                     746,937
         Chemicals - 3.2%
         Betzdearborn, Inc.                                   10,000                    660,000
         Computers & Business Equipment - 10.3%
         Cisco Systems, Inc. (a)                     7,000                      469,875
         Dell Computer Corporation (a)               14,000                     1,644,125
                                                                                        2,114,000
         Conglomerates - 2.3%
         Gillette Company                            5,000                      473,750
         Containers & Glass - 1.3%
         Crown Cork & Seal Company, Inc.             5,000                      267,188
         Electrical Equipment - 2.1%
         Millipore Corporation                                10,000                    440,000
         Electronics - 9.0%
         Applied Materials, Inc. (a)                          13,000                    920,563
         Intel Corporation                           6,500                      921,781
                                                                                        1,842,344
         Financial Services - 12.9%
         Charles Schwab Corporation                  15,000                     610,313
         Franklin Resources, Inc.                    15,000                     1,088,437
         Moneygram Payment Systems, Inc. (a)60,000                     945,000
                                                                                        2,643,750
         Hotels & Restaurants - 4.2%
         Host Marriott Corp. (a)                     20,000                     356,250
         Mirage Resorts, Incorporated (a)            20,000                     505,000
                                                                                        861,250
         Industrial Machinery - 1.7%
         Illinois Tool Works, Inc.                   7,000                      349,562
         Leisure Time - 2.7%
         The Walt Disney Company                     7,000                      561,750
         Retail Grocery - 8.8%
         Safeway, Inc. (a)                           10,000                     461,250
         Smith's Food & Drug Centers, Inc.           25,000                     1,340,625
                                                                                        1,801,875
                                                              Shares or
                                                              Principal                 Market
                                                              Amount            Value
         Software - 8.5%
         Broderbund Software, Inc. (a)               10,000                     246,875
         Microsoft Corporation (a)                   8,000                      1,011,000
         Transaction Systems Architects, Inc. (a)    14,000                     483,000
                                                                                        1,740,875
         Total Common Stocks
         (cost $8,817,522)                                                      14,907,531
         Corporate Bonds - 14.4%
         Broadcasting - 0.5%
         Viacom, Inc.      7.750%   06/01/05$100,000          99,243

         Drugs & Health Care - 1.6%
         American Home Products Corporation
                           7.900%   02/15/05$300,000          $316,854
         Electric Utilities - 4.0%
         Commonwealth Edison Company
                           7.000%   07/01/05300,000           296,244
         Pennsylvania Power & Light Company
                           8.500%   05/01/22500,000           532,050
                                                                                        828,294
         Finance & Banking - 2.9%
         General Motors Acceptance Corporation
                           7.375%   05/28/99300,000           305,262
         Mellon Bank Corporation
                           7.000%   03/15/06300,000           296,955
                                                                                        602,217
         Gas & Pipeline Utilities - 1.5%
         The Williams Companies, Inc.
                           7.500%   09/15/99300,000           305,196
         Gas Exploration And Distribution - 1.1%
         Noram Energy Corp.
                           8.900%   12/15/06200,000           223,110
         Petroleum Services - 1.4%
         Anadarko Petroleum Corporation
                           5.875%   10/15/03300,000           282,948
         Retail - 1.4%
         Dayton Hudson Corporation
                           6.400%   02/15/03300,000           292,239
         Total Corporate Bonds
         (cost $2,976,935)                                                      2,950,101
         U.S. Government Securities - 8.3%


                                                              Shares or
                                                              Principal                 Market
                                                              Amount            Value
         U.S. Treasury Notes
                           6.375%   08/15/02400,000           399,876
                           5.875%   11/15/051,370,000                  1,310,707
         Total U.S. Government Securities
         (cost $1,796,952)                                                      1,710,583
         Repurchase Agreement - 4.5%
         State    Street   Bank  and  Trust   Company,   4.75%,   due   07/01/97
                  (collateralized  by $820,000  par value U.S.  Treasury  Bonds,
                  7.875%, due 02/15/21, with a value of
                  $941,841, cost $923,000)           923,000           923,000
         Total Investments - 99.8%
         (cost $14,514,409)*                                                            20,491,215
         Other Assets Less Liabilities - 0.2%                                           40,299
         Net Assets - 100.0%                                                            $20,531,514

         (a) non-income producing security

         * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,363,990 and $387,184, respectively. Net unrealized appreciation for tax purposes is $5,976,806.


         See notes to financial statements


         Transamerica Premier Cash Reserve Fund
         Portfolio Manager, Kevin J. Hickam

         Fund Performance
         The Transamerica Premier Cash Reserve Fund has delivered excellent results during the first half of 1997. The Fund ranked ninth among 292 money market funds for the 12-month period ending June 30, 1997, as tracked by Lipper Analytical Services, Inc. The Fund's annualized yield as of June 30, 1997 was 5.34%, in comparison to IBC's First Tier Index return of 4.85%. The seven-day current and effective yields were 5.46% and 5.60%, respectively, as of June 30, 1997.

         Portfolio Manager Comments
         The first half of 1997 can be characterized by stronger than expected economic growth, subdued inflation and slightly higher short-term interest rates. The strength seen in the economy occurred primarily in the first quarter, as the Gross Domestic Product (GDP) surged 5.9%. Out of concern that economic growth would lead to inflation, the Federal Reserve raised the Federal Funds rate by 0.25% to 5.50% on March 25. This interest rate hike was essentially an insurance policy against higher inflation in the future. Shortly after mid-year, it appeared that this insurance was unnecessary. Economic growth slowed markedly in the second quarter and year-over-year inflation, as measured by the Consumer Price Index, had declined from 3.3% at December 1996 to 2.2% through the end of May, 1997.

         Portfolio Asset Mix
         As of June 30, 1997, the Fund consisted of:
         [CHART GOES HERE]

         Commercial Paper
          (Domestic)                        65.4%
         Commercial Paper
         (Canadian)                         12.9%
         Short-term
         Corporate Notes            19.8%
         Cash and
         Cash Equivalents           1.9%
         Total                              100.0%

         Going Forward
         Looking ahead to the second half of the year, we expect to see moderate economic growth and continued good news on inflation. The Federal Reserve will likely leave the Federal Funds rate unchanged in such an environment, allowing short-term interest rates to remain in a narrow band for the rest of the year.
                  Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.



         Comparison Of Change In Value Of $10,000 Investment In Transamerica Premier Cash Reserve Fund With The
         IBC's Money Fund Reporttm**
         [CHART GOES HERE]
                  Total Returns                      Annualized        One Year
                  as of June 30, 1997            Since Inception*  Total Return
         Premier Cash Reserve Fund*         5.40%                      5.37%
         The IBC's Money Fund Report        5.03%                      4.89%

         --Premier Cash Reserve Fund ($10,963 at 6/30/97)
         --The IBC's Money Fund Reporttm ($10,867 at 6/30/97)

         The IBC's Money Fund Report(TM) -All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

         The Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

          The Investment Adviser agreed to waive their Adviser Fee and the Administrator agreed to assume any other operating expenses for the Fund. Otherwise, the current and effective yields would have been 2.55% and 2.68%, respectively.

          * October 2, 1995.

         **Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1997.

         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.


         Transamerica Premier Cash Reserve Fund
         Schedule of Investments - June 30, 1997 (unaudited)

                                                              Principal Market
                                                              Amount   Value

         Commercial Paper - Domestic - 65.4%
         Banking - 9.5%
         Banc One Corporation
                           5.530%   07/24/97$1,942,000        $1,935,137
         J.P. Morgan & Company, Incorporated
                           5.520%   07/23/971,253,000         1,248,772
                           5.540%   10/01/97750,000  739,382
                                                                                3,923,291
         Brokerage - 4.8%
         Merrill Lynch & Company, Inc.
                           5.700%   09/12/971,300,000         1,284,973
                           5.710%   09/15/97725,000  716,260
                                                                                2,001,233
         Commercial Financial Services - 14.3%
         Assets Securitization Cooperative Corporation
                           5.620%   08/19/971,400,000         1,389,290
                           5.680%   08/19/97600,000  595,361

                                                              Principal         Market
                                                              Amount   Value
         Associates Corporation of North America
                           5.620%   08/14/972,000,000         1,986,262
         General Electric Capital Corporation
                           5.580%   08/26/972,000,000         1,982,640
                                                     5,953,553
         Computers & Business Equipment - 2.1%
         International Business Machines Corporation
                           5.540%   09/18/97900,000  889,058
         Consumer Financial Services - 12.3%
         Ford Motor Credit Company
                           5.610%   07/25/972,000,000         1,992,520
         Toyota Motor Credit Company
                           5.520%   07/21/971,100,000         1,096,626
         USAA Capital Corporation
                           5.580%   07/24/97675,000  672,594
                           5.540%   10/07/971,350,000         1,329,639
                                                                                5,091,379
         Food Processing - 13.3%
         Cargill, Inc.     5.590%   08/28/971,600,000         1,585,589
                           5.500%   09/17/97440,000  434,756
         Heinz (H.J.) Company
                           5.500%   09/15/971,500,000         1,498,578
         Hershey Foods Corporation
                           5.530%   08/04/972,000,000         1,989,554
                                                                                5,508,477
         Leisure Time - 4.3%
         The Walt Disney Company
                           5.300%   09/22/971,800,000         1,778,004
         Utilities - 4.8%
         Florida Power Corporation
                           5.500%   07/07/971,500,000         1,498,625
                           5.550%   08/01/97500,000  497,610
                                                                                1,996,235
         Total Commercial Paper - Domestic
         (amortized cost $27,141,230)                                           27,141,230

         Commercial Paper - Foreign - 12.9%
         Banking - 6.0%
         Canadian Imperial Holding
                           5.600%   08/15/97$2,000,000        $1,986,000
         Toronto Dominion Holdings
                           5.610%   12/10/97500,000  487,378
                                                                                2,473,378
         Food Processing - 0.7%
                                                              Principal         Market
                                                              Amount   Value
         Canadian Wheat Board
                           5.540%   08/14/97300,000  297,968
         Government - 6.2%
         Government of Canada
                           6.500%   07/07/971,600,000         1,600,192
         Province of British Columbia
                           5.630%   09/10/971,000,000         988,896
                                                                                2,589,088
         Total Commercial Paper - Foreign
         (amortized cost $5,360,434)                                            5,360,434
         Short-Term Corporate Notes - 19.8%
         Finance & Banking - 13.3%
         John Deere Capital Corporation
                           5.600%   07/15/971,000,000         997,822
                           5.550%   10/28/971,050,000         1,030,737
         Mellon Financial Corporation
                           6.500%   12/01/971,800,000         1,804,995
         Wachovia Bank
                           5.640%   08/22/971,700,000         1,699,996
                                                                                5,533,550
         Food & Beverages - 3.9% PepsiCo, Inc.
                           5.480%   07/07/97500,000  499,543
                           5.480%   07/03/971,100,000         1,099,665
                                                                                1,599,208
         Technology - 2.6%
         IBM Credit Corporation
                           5.560%   09/02/97400,000  396,108
                           5.540%   10/22/97700,000  687,844
                                                                                1,083,952
         Total Short-Term Corporate Notes
         (amortized cost $8,216,710)                                            8,216,710
         Repurchase Agreement - 0.8%
         State    Street  Bank  and  Trust   Company,   4.75%,   due   07/01/97,
                  (collateralized  by $270,000  par value U.S.  Treasury  Bonds,
                  7.875%, due 02/15/21, with a value of $310,118, cost $299,000)
                  299,000 299,000
         Total Investments - 98.9%
         (amortized cost $41,017,374)                                           41,017,374
         Other Assets Less Liabilities - 1.1%                                   474,268
         Net Assets - 100.0%                                                    $41,491,642

         See notes to financial statements

         Statements of Assets and Liabilities
         June 30, 1997 (unaudited)

                                                                                                  Transamerica
                  Transamerica      Transamerica     Transamerica      Transamerica              Premier
                  Premier  Premier  Premier Premier           Cash Reserve
                  Equity Fund       Index Fund       Bond Fund         Balanced Fund    Fund
Assets
Investments, at cost
                  $37,010,245       $11,352,775      $13,061,573       $14,514,409               $41,017,374
Investments, at value
                  $53,854,625       $14,193,973      $13,024,092       $20,491,215               $41,017,374
Cash              419               769              464               214                       179
Receivables:
Dividends and interest
                  10,537            13,592           192,032  80,852                    147,003
Fund shares sold
                  133,530  4,964            731               7,076                     383,773
Due from Administrator
                  2,508             16,015           4,028             3,830                     24,781
Prepaid expenses and other assets
                  1,822             1,649            2,198             2,453                     4,860
                  54,003,441        14,230,962       13,223,545        20,585,640                41,577,970
Liabilities
Payables:
Dividends payable
                  --                141              200               299                       204
Securities purchased
                  1,159,080         --               --                --                        --
Fund shares redeemed
                  100               --               --                --                        14,425
Advisory fees payable
                  34,577            3,452            6,480             12,430                    11,663
Directors fees payable
                  2,983             1,039            1,287             1,585                     3,653
Distribution fees payable
                  19,537            2,288            5,463             8,166                     6,626
Variation margin payable
                  --                29,925           --                --                        --
Other accrued expenses
                  50,222            44,172           28,252            31,646                    49,757
                  1,266,499         81,017           41,682            54,126                    86,328
Total Net Assets
                  $52,736,942       $14,149,945      $13,181,863       $20,531,514               $41,491,642
Net Assets Consist of:
Paid in capital   $36,143,348       $10,690,172      $13,471,771       $14,971,637               $41,491,642
Undistributed net investment (loss)
                  (311,766)                 --                --                --               --
Accumulated net realized gain (loss) on
EEinvestments and futures transactions
                  60,980            475,000 (252,427)         (416,929)                 --
Net unrealized appreciation (depreciation)
of investments and futures contracts
                  16,844,380        2,984,773        (37,481) 5,976,806                 --
Total Net Assets
                  $52,736,942       $14,149,945      $13,181,863       $20,531,514               $41,491,642
Shares outstanding,
$0.001 par value
                  3,207,962         993,976 1,348,455         1,459,964                 41,491,642
Net asset value per share
                  $16.44            $14.24           $9.78             $14.06                    $1.00

See notes to financial statements


Statements of Operations
Six months ended June 30, 1997 (unaudited)

                                  Transamerica
                  Transamerica      Transamerica     Transamerica      Transamerica              Premier
                  Premier  Premier  Premier Premier           Cash Reserve
                  Equity Fund       Index Fund       Bond Fund         Balanced Fund    Fund
Investment Income
Interest income
                  $43,559  $84,797  $487,266$180,710          $1,071,356
Dividend income*
                  85,738            84,609           --                22,698                    --
                  129,297  169,406  487,266 203,408           1,071,356
Expenses
Investment adviser fee
                  164,126  18,379           38,106   66,437                     67,687
Transfer agent fees
                  51,980            40,909           36,602            39,557                    46,269
Distribution fees:
Investor class    47,966            6,105            15,804            22,105                    19,201
Adviser class
                  1,636             292              296               154                       84
Custodian fees
                  37,464            51,274           21,213            22,962                    37,465
Registration fees
                  8,170             3,615            3,540             3,701                     9,996
Audit fees
                  6,577             2,845            3,126             3,875                     8,128
Legal fees        2,969             2,468            2,666             2,728                     3,452
Printing 1,612             688              572               758                       1,573
Directors' fees and expenses
                  6,781             2,115            2,208             3,016                     6,715
Insurance and miscellaneous expenses
                  1,610             693              918               1,082                     2,384
Total operating expenses
before waiver and reimbursement
                  330,891  129,383  125,051 166,375           202,954
Fees waived and expenses reimbursed
                  (42,261) (113,836)        (42,332) (39,650)          (154,547)
                  288,630  15,547           82,719            126,725           48,407
Net Investment Income (Loss)
                  (159,333)         153,859 404,547  76,683                     1,022,949
Net Realized and Unrealized
Gain (Loss) From:
Net realized gain (loss) on investments
and futures transactions
                  42,257            414,711 (237,686)         (259,243)                 --
Change in net unrealized appreciation
(depreciation) of investments
and futures contracts
                  10,873,707        1,757,568        137,874  3,816,630                 --
Net Realized and Unrealized
Gain (Loss) on Investments
                  10,915,964        2,172,279        (99,812) 3,557,387                 --
Net Increase in Net Assets
From Operations
                  $10,756,631       $2,326,138       $304,735 $3,634,070                $1,022,949


*Net of foreign withholding taxes of:
                  $--               $554             $--               $--                       $--

See notes to financial statements






Statements of Changes in Net Assets

                  Transamerica Premier               Transamerica Premier               Transamerica Premier
                  Equity Fund                        Index Fund                         Bond Fund
                  Period ended      Year ended       Period ended      Year ended       Period ended      Year ended
                  June 30, 1997*    December 31, 1996June 30, 1997*    December 31, 1996June 30, 1997*    December
31, 1996
Increase in
         Net Assets:
From operations:
Net investment income (loss)
                  $(159,333)        $(152,385)       $153,859 $212,430 $404,547 $679,307
Net realized gain (loss) on
investments and futures
transactions      42,257            19,987           414,711  597,132  (237,686)        20,100
Change in net unrealized appreciation
(depreciation) of investments
and futures contracts
                  10,873,707        6,207,735        1,757,568         950,341  137,874 (541,487)
Net increase in net assets
from operations
                  10,756,631        6,075,337        2,326,138         1,759,903        304,735  157,920

Dividends and distributions to
shareholders from:
Net investment income:
Investor class
                  --                (21,868)(152,983)         (250,208)         (403,211)        (738,858)
Adviser class
                  --                (6)              (400)             (667)            (1,373)           (3,840)

Net realized gains:
Investor class
                  --                --               --                (532,417)        --                --
Adviser class
                  --                --               --                (4,551)          --                --

Fund share transactions
                  10,913,354        13,886,118       1,070,033         (3,000,914)      619,933  1,410,447
Increase in net assets
                  21,669,985        19,939,581       3,242,788         3,972,974        520,084  825,669

Net Assets:
Beginning of period
                  31,066,957        11,127,376       10,907,157        6,934,183        12,661,779        11,836,110
End of period1
                  $52,736,942       $31,066,957      $14,149,945       $10,907,157      $13,181,863       $12,661,779

                  Transamerica Premier               Transamerica Premier               Transamerica Premier
                  Equity Fund                        Index Fund                         Bond Fund
                  Period ended      Year ended       Period ended      Year ended       Period ended      Year ended
                  June 30, 1997*    December 31, 1996June 30, 1997*    December 31, 1996June 30, 1997*    December
31, 1996
1Includes undistributed net
investment income (loss) of:
                  $ (311,766)       $(152,433)       $--               $(476)           $--               $37

*Unaudited
See notes to financial statements


Statements of Changes in Net Assets
                           Transamerica Premier                        Transamerica Premier
                           Balanced Fund                      Cash Reserve Fund
                           Period ended     Year ended                 Period ended     Year ended
                           June 30, 1997*   December 31, 1996          June 30, 1997*   December 31, 1996
Increase in
         Net Assets:
From operations:
Net investment income
                           $76,683  $189,475         $1,022,949        $1,525,057
Net realized gain (loss) on
investments and futures
transactions               (259,243)        (131,140)                  --               --
Change in net unrealized appreciation
(depreciation) of investments
                           3,816,630        2,023,894                  --               --
Net increase in net assets
   from operations
                           3,634,070        2,082,229                  1,022,949        1,525,057

Dividends and distributions to
shareholders from:
Net investment income:
Investor class    (76,295) (261,146)                 (1,021,019)       (1,518,377
Adviser class     (21)              (751)                     (1,930)           (6,680)

Fund share transactions
                           873,926  2,177,366                 9,247,664         4,226,226
Increase in net assets
                           4,431,680        3,997,698                  9,247,664        4,226,226
Net Assets:
Beginning of period
                           16,099,834       12,102,136                 32,243,978                28,017,752
End of period1    $20,531,514       $16,099,834               $41,491,642               $32,243,978

                           Transamerica Premier                        Transamerica Premier
                           Balanced Fund                      Cash Reserve Fund
                           Period ended     Year ended                 Period ended     Year ended
                           June 30, 1997*   December 31, 1996          June 30, 1997*   December 31, 1996
1Includes undistributed net
investment income (loss) of:
                           $--              $(367)                     $--                       $        --

*Unaudited

See notes to financial statements



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                  Transamerica Premier Equity Fund             Transamerica Premier Index Fund
                  Period ended      Year             Period            Period ended     Year              Period
                  June 30, 1997     ended            ended             June 30, 1997    Ended             ended
                  (Unaudited)       December 31, 1996December 31, 1995*         (Unaudited)      December 31, 1996
December 31, 1995*
Net Asset Value
Beginning of period
                  $12.65            $9.82            $10.00            $11.96           $10.59            $10.00

Investment Operations
Net investment income (loss)1
                  (0.04)            (0.06)            0.02              0.16             0.27             0.06
Net realized and
  unrealized gain (loss)
                  3.83              2.91              (0.20)            2.28            2.06               0.53
Total from investment operations
                   3.79             2.85              (0.18)            2.44             2.33              0.59

Distributions To
Shareholders From:
Net investment income
                  --                 (0.02)          --                 (0.16)          (0.33)            --
Net realized gains
                  --                - -              - -               --               (0.63)            --
Total distributions
                  --                 (0.02)          --                (0.16)           (0.96)            --
Net asset value
End of period
                  $ 16.44  $12.65           $ 9.82            $14.24            $11.96           $10.59
                  Transamerica Premier Equity Fund             Transamerica Premier Index Fund
                  Period ended      Year             Period            Period ended     Year              Period
                  June 30, 1997     ended            ended             June 30, 1997    Ended             ended
                  (Unaudited)       December 31, 1996December 31, 1995*         (Unaudited)      December 31, 1996
December 31, 1995*
Total Return2
                  29.96%   29.07%   (1.80)% 20.50%   22.33%   5.90%

Ratios And
Supplemental Data
Expenses to average net assets:
  After reimbursement/fee waiver+
                  1.50%             1.50%            0.25%             0.25%            0.35%             0.25%
  Before reimbursement/fee waiver+
                  1.63%             1.95%            2.39%             1.87%            2.29%             4.12%
Net investment income (loss),
  after reimbursement/fee waiver+
                  (0.82)%  (0.66)%  1.51%            2.52%             2.48%            2.70%
Portfolio turnover rate
                  3.51%             60%              0%                8.13%            94%               4%
Average commission rate3
                  $0.0619  $0.0660  $0.0678 $0.0679  $0.0363  $0.0418
Net assets end of period
(in thousands)
                  $52,737  $30,454  $11,070 $14,150  $10,814  $6,934


         +  Annualized
         *  Each Fund commenced operations on October 2, 1995.
         1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.04), $(0.10) and $(0.01) for the Equity Fund and $0.06, $0.06 and
         $(0.03) for the Index Fund for the periods ended June 30, 1997 and December 31, 1996 and 1995, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. 3 Represents the average commission rate paid on equity security transactions on which commissions are charged.

         See notes to financial statements







Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


         Transamerica Premier Bond Fund              Transamerica Premier Balanced Fund
         Period ended      Year             Period            Period ended      Year             Period
         June 30, 1997     ended            ended             June 30, 1997     ended            ended
         (Unaudited)       December 31, 1996December 31, 1995*         (Unaudited)      December 31, 1996 December
31, 1995*
Net Asset Value
Beginning of period
         $9.86             $10.37           $10.00            $11.57            $10.23           $10.00

Investment Operations
Net investment income 1
          0.31              0.56             0.16             0.05               0.14             0.06
Net realized and
  unrealized gain (loss)
          (0.08)           (0.46)           0.32               2.49              1.40             0.17
Total from investment operations
          0.23             0.10              0.48             2.54              1.54              0.23

Distributions To
Shareholders From:
Net investment income
         (0.31)             (0.61)          (0.11)            (0.05)            (0.20)           - -
Total distributions
         (0.31)             (0.61)          (0.11)            (0.05)            (0.20)           - -

Net asset value
End of period
         $9.78             $ 9.86           $10.37            $14.06            $11.57           $10.23

Total Return2
         2.36%             1.16%            4.82%             22.03%   15.28%   2.30%

Ratios And
Supplemental Data
Expenses to average net assets:
  After reimbursement/fee waiver+
         1.30%             1.30%            0.25%             1.45%             1.45%            0.25%
  Before reimbursement/fee waiver+
         1.74%             1.81%            1.93%             1.71%             1.94%            2.12%
Net investment income,
  after reimbursement/fee waiver
         6.37%             5.66%            6.55%             0.87%             1.34%            3.12%

         Transamerica Premier Bond Fund              Transamerica Premier Balanced Fund
         Period ended      Year             Period            Period ended      Year             Period
         June 30, 1997     ended            ended             June 30, 1997     ended            ended
         (Unaudited)       December 31, 1996December 31, 1995*         (Unaudited)      December 31, 1996 December
31, 1995*
Portfolio turnover rate
         66.45%   7%                19%              9.92%             19%              16%
Average commission rate3
         --                --               --                $0.0649  $0.0656  $0.0662
Net assets end of period
(in thousands)
         $13,182  $12,553  $11,827  $20,532 $16,041  $12,084


          +  Annualized
         *  Each Fund commenced operations on October 2, 1995.
         1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.29, $0.50 and $0.12 for the Bond Fund and $0.04, $0.09 and $0.02 for the Balanced Fund, for the periods ended June 30, 1997 and December 31, 1996 and
         1995, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. 3Represents the average commission rate paid on equity security transactions on which commissions are charged.

         See notes to financial statements



         Financial Highlights

         The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Transamerica Premier Cash Reserve Fund
                                            Period ended      Year                      Period
                                            June 30, 1997     ended                     ended
                                            (Unaudited)       December 31, 1996 December 31, 1995*
         Net Asset Value
         Beginning of period                $1.00             $1.00                     $1.00

         Investment Operations
         Net investment income1      0.03             0.05                       0.01
         Total from investment operations
                                            0.03              0.05                       0.01

                                                     Transamerica Premier Cash Reserve Fund
                                            Period ended      Year                      Period
                                            June 30, 1997     ended                     ended
                                            (Unaudited)       December 31, 1996 December 31, 1995*
         Distributions To
         Shareholders From:
         Net investment income       (0.03)          (0.05)                     (0.01)
         Total distributions                 (0.03)           (0.05)                    (0.01)

         Net asset value
         End of period                      $1.00             $1.00                     $1.00

         Total Return2                      2.65%             5.34%                     1.39%

         Ratios And
         Supplemental Data
         Expenses to average net assets:
           After reimbursement/fee waiver +
                                            0.25%             0.25%                     0.25%
           Before reimbursement/fee waiver+
                                            0.98%             1.09%                     1.37%
         Net investment income
           after reimbursement/fee waiver+
                                            5.29%             5.21%                     5.55%
         Net assets end of period
         (in thousands)                     $41,492  $32,041           $27,996

         +  Annualized
         *Fund commenced operations on October 2, 1995.
         1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.02, $0.04 and $0.01 for the Cash Reserve Fund, for the periods ended June 30, 1997 and December 31, 1996 and 1995, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

         See notes to financial statements


         Notes to Financial Statements (unaudited)
         June 30, 1997
         1. Significant Accounting Policies
         Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Company is composed of five series (collectively referred to as the "Funds"): Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund" and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"). Prior to April 30, 1997, each series had two classes of shares, Investor Class and Adviser Class. Each share of each class represented an identical legal interest in the same investments of a Fund, except that Adviser Class shares had higher distribution fees. Each class had certain other expenses related solely to that class. On April 30, 1997, the Adviser Class of each series was terminated by the Board of Directors.

         The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

         (A) Valuation Of Securities - Equity securities listed on a principal exchange (U.S. or foreign) and NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

         (B) Repurchase Agreements - Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

         (C) Futures Contracts - The Index Fund uses S&P 500 Index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

         The use of futures contracts involves several risks. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

         (D) Securities Transactions, Investment Income And Expenses - Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund are allocated primarily on the basis of relative average daily net assets.

         (E) Dividends And Distributions - Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Index Fund and the Balanced Fund are declared and paid quarterly. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

         (F) Federal Income Taxes - Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required. For Federal income tax purposes, capital loss carryforwards of $14,741 and $26,024 are available, to the extent provided by regulations, to offset future realized gains of the Bond Fund and the Balanced Fund, respectively. These losses expire in 2003. The Balanced Fund also has a capital loss carryforward of $11,380 which expires in 2004. During the year ended December 31, 1996, the Equity Fund and the Balanced Fund elected to defer net capital losses of $22,150, and $120,282, respectively.

         (G) Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         2. Investment Advisory Fees And Other Transactions With Affiliates
         The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), a wholly owned subsidiary of Transamerica Corporation, on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund.


         The annual fee for the Funds are as follows:
                                            1st               Next                      In excess of
                                            $1 Billion         $1 Billion                $2 Billion
          Equity Fund                       0.85%             0.82%                     0.80%
          Index Fund                        0.30%             0.30%                     0.30%
          Bond Fund                         0.60%             0.57%                     0.55%
          Balanced Fund                     0.75%            0.72%                      0.70%
          Cash Reserve Fund                 0.35%             0.35%                     0.35%

         The Company's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds.

         The Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) for the Equity Fund, the Index Fund, the Bond Fund, the Balanced Fund, and the Cash Reserve Fund which together exceed a specified percentage of the average daily net assets of that Fund. These subsidies may be terminated at any time without notice. The specified percentages are as follows:

          Equity Fund      1.50%
          Index Fund       0.25%
          Bond Fund        1.30%
          Balanced Fund    1.45%
          Cash Reserve Fund         0.25%

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly-owned subsidiary of Transamerica Corporation.

         No officer, director, or employee of the Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 1997, the Funds accrued aggregate fees of $20,835 to all directors who are not affiliated persons of the Adviser.




         As of June 30, 1997, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

          Equity Fund               37.25%
          Index Fund                52.31%
          Bond Fund                 82.44%
          Balanced Fund    56.20%
          Cash Reserve Fund         63.40%

         3. Distribution Plans
         The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. There is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except the Index and Cash Reserve Funds, which each pay a distribution fee of 0.10% of the average daily net assets. Prior to termination, the Adviser Class incurred annual 12b-1 distribution and service fees of 0.75% and 0.25%, respectively of the average daily net assets, except the Cash Reserve Fund, which had no distribution fee.

         4. Security Transactions
         The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1997 were as follows:

                                                     U.S.              Proceeds         U.S.
                                                     Government        from             Government
          Fund                      Purchases        Purchases          Sales           Sales
          Equity Fund               $9,830,173       --                $1,328,576       --
          Index Fund                $1,036,450       --                $939,375 --
          Bond Fund                 $8,767,691       $2,074,563        $8,138,027       $4,223,083
          Balanced Fund    $2,231,738       --                $1,718,781        --

         5. Capital Stock Transactions
         At June 30, 1997, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods indicated. As discussed in Note 1, the Adviser Class was terminated on April 30, 1997.



         Transamerica               Premier  Equity   Fund/Authorized  Shares  -
                                    57,142,858  Period  ended June 30,  1997Year
                                    ended December 31, 1996
         Investor Class             Shares           Amount   Shares            Amount
          Capital stock sold        874,653 $12,618,544       1,396,408         $14,694,383
          Capital stock issued upon reinvestment
            of dividends and distributions
                                    --               --                2,199            21,734
          Capital stock redeemed
                                    (74,054)(1,076,701)       (118,611)         (1,292,651)
          Net increase
                                    800,600 $11,541,843       1,279,996         $13,423,466

         Adviser Class
          Capital stock sold        6,522   $        86,947            45,506      $    489,805
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    --               --                1                6
          Capital stock redeemed
                           (55,259) (715,436)                 (2,598)           (27,159)
          Net increase     (48,737) $ (628,489)               42,909            $462,652


         Transamerica      Premier  Index  Fund/Authorized  Shares -  57,142,857
                           Period  ended June 30, 1997 Year ended  December  31,
                           1996
         Investor Class             Shares           Amount   Shares            Amount
          Capital stock sold        109,591 $ 1,425,768       206,344  $  2,362,558
          Capital stock issued upon reinvestment
          of dividends and distributions
                                    11,585           152,923  63,455            781,615
          Capital stock redeemed
                                    (31,366)(413,482)         (20,564) (232,889)
          Net increase              89,809      $    1,165,209         249,235  $2,911,284

         Adviser Class
          Capital stock sold        2,719       $             34,789            7,341             $84,268
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    18               225               414              5,362
          Capital stock redeemed
                                    (10,514)(130,190)         --                --
          Net increase              (7,776)   $        (95,176)        7,755            $ 89,630






         Transamerica      Premier  Bond  Fund/Authorized  Shares  -  57,142,857
                           Period  ended June 30, 1997 Year ended  December  31,
                           1996
         Investor Class             Shares           Amount   Shares            Amount
          Capital stock sold        55,898       $   543,845  85,943     $      843,001
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    41,477           402,053  74,981            736,816
          Capital stock redeemed
                                    (22,617)(220,251)         (27,700) (270,290)
          Net increase              74,758  $        725,648  133,224  $ 1,309,527

         Adviser Class
          Capital stock sold        4,562         $      44,667        18,228       $   179,841
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    117              1,138             391              3,775
          Capital stock redeemed
                                    (15,725)(151,521)         (8,499)           (82,696)
          Net increase              (11,046)     $   (105,715)10,120     $      100,920


         Transamerica      Premier Balanced  Fund/Authorized Shares - 57,142,857
                           Period  ended June 30, 1997 Year ended  December  31,
                           1996
         Investor Class             Shares           Amount   Shares            Amount
          Capital stock sold        110,723 $E1,391,368       223,285  $2,348,093
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    5,968            75,781            24,579           260,932
          Capital stock redeemed
                                    (42,622)(532,791)         (42,754) (465,759)
          Net increase              74,068        $  934,358  205,110       $   2,143,266

         Adviser Class
          Capital stock sold        1,562         $    19,115          22,698           $    242,657
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    1                17                72               750
          Capital stock redeemed
                                    (6,682)          (79,564) (19,469) (209,307)
          Net increase              (5,118)       $   (60,432)         3,301            $        34,100






         Transamerica               Premier Cash Reserve  Fund/Authorized Shares
                                    - 507,142,857 Period ended June 30, 1997Year
                                    ended December 31, 1996
         Investor Class             Shares           Amount   Shares            Amount
          Capital stock sold        15,350,829       $15,349,834       30,894,164       $30,894,164
          Capital stock issued upon reinvestment
            of dividends and distributions
                                    1,017,985        1,017,985         1,647,402        1,647,402
          Capital stock redeemed
                                    (6,917,691)      (6,916,796)       (28,497,422)     (28,497,422)
          Net increase              9,451,023        $9,451,023        4,044,144        $4,044,144

         Adviser Class
          Capital stock sold        21,197           $21,197  417,209  $ 417,209
          Capital stock issued upon reinvestment
           of dividends and distributions
                                    1,638            1,638             6,461            6,461
          Capital stock redeemed
                                    (226,194)        (226,194)         (241,588)        (241,588)
          Net increase              (203,359)        $(203,359)        182,082  $182,082


         6. Transamerica Premier Short-Intermediate Government Fund
         On April 30, 1997, the Board of Directors of the Company elected to terminate the Transamerica Premier Short-Intermediate Government Fund.



         Transamerica Premier Funds
         Board of Directors and Officers

         Transamerica Premier
         Funds Directors

         Nooruddin S. Veerjee
         Chairman of the Board
         Sidney E. Harris
         Charles C. Reed
         Gary U. Rolle
         Carl R. Terzian

         Transamerica Premier
         Funds Officers

         Nooruddin S. Veerjee
           Chief Executive Officer

         Nicki A. Bair
           President
         E. Joy Heckendorf
           Senior Vice President
         Susan R. Hughes
           Treasurer
         Reid A. Evers
           Secretary
         H. Michael Kim
           Vice President
         Donald P. Radisich
           Vice President
         Christopher W. Shaw
           Assistant Vice President

         Investment Adviser
         Transamerica Investment Services, Inc.
         1150 South Olive Street
         Los Angeles, CA 90015

         Distributor
         Transamerica Securities Sales Corporation
         1150 South Olive Street
         Los Angeles, CA 90015




         Custodian
         State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

         Transfer Agent
         State Street Bank/Boston Financial
           Data Services
         Two Heritage Drive
         North Quincy, Massachusetts 02171

         This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.
         Call 1-800-892-7587 for more information.

         These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

         (C)1997 Transamerica Securities Sales Corporation, Distributor

         Transamerica Securities Sales Corporation, Distributor
         1-800-89-ASK-US (1-800-892-7587)
         http://funds.transamerica.com
         e-mail: PremierFunds@Transamerica.com
         TPF 122-797
         Transamerica Premier Funds